Restricted Stock Unit Agreement
Under the
Kirkland’s, Inc. 2002 Equity Incentive Plan

This Restricted Stock Unit Agreement (this “Agreement”) is made as of the 22nd day of March, 2006 (the “Effective Date”) between Kirkland’s, Inc. (the “Company”) and Cathy David (the “Grantee”). The Restricted Share Units awarded pursuant to this Agreement are subject to the terms set forth herein and in all respects not inconsistent with this Agreement are subject to the terms and provisions of the Kirkland’s, Inc. 2002 Equity Incentive Plan (the “Plan”) applicable to Restricted Share Units, which terms and provisions are incorporated herein by reference. Unless the context requires otherwise, the terms defined in the Plan shall have the same meanings herein.

1. Award of Restricted Share Units. The Company hereby grants to the Grantee 100,000 Restricted Share Units. Each Restricted Share Unit is equivalent in value to one share of the Company’s common stock, and shall entitle the Grantee to receive from the Company, subject to Section 2 of this Agreement, one share of common stock for each Restricted Share Unit (the “Units”).

2. Vesting of Restricted Share Units. The Restricted Share Units are subject to forfeiture to the Company until such time as they vest and become nonforfeitable as set forth below in this Section 2.

(a) The Restricted Stock Units will vest and become nonforfeitable if the Company files an SEC Form 10-K with the Securities and Exchange Commission that reports earnings per share, as determined pursuant to generally accepted accounting principles by the Company’s independent auditors for the Company’s immediately preceding fiscal year, of $1.25 per share or more, provided that the Grantee remains continuously employed by the Company through such filing date.

(b) Upon the earlier of (i) the termination of the Grantee’s employment with the Company for any reason, (ii) a Change in Control as defined in the Plan, or (iii) May 24, 2012 (the date on which the Plan expires), or such later date that the Plan expires if the Plan is extended or renewed, any Restricted Stock Units which have not vested and become nonforfeitable as of such date will immediately and automatically be forfeited.

3. Delivery of Shares. As soon as practicable following the date the Units credited to the Grantee’s Account become nonforfeitable in accordance with Section 2 above (the “Delivery Date”), and, in the Board’s discretion, subject to the Grantee’s satisfaction of any withholding obligations, the Grantee shall receive stock certificates evidencing the conversion of the Units into Shares. Such stock certificates shall be issued to the Grantee as of the Delivery Date and registered in the Grantee’s name.

4. Rights as Restricted Share Unit Holder. The Grantee shall not have voting or any other rights as a shareholder of the Company with respect to the Units.

5. Stock Splits, etc. If, while any of the Units remain subject to forfeiture, there occurs any merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other similar change in the Company’s common stock, then any and all new, substituted or additional securities or other consideration to which the Grantee is entitled by reason of the Grantee’s ownership of the Units, will be immediately reflected in the Grantee’s Account, and included thereafter as “Units” for purpose of this Agreement.

6. Tax Consequences. The Grantee understands and agrees that the Company has not advised the Grantee regarding the Grantee’s income tax liability in connection with the vesting of the Units. The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Grantee understands that under Section 83 of the Code the Grantee is subject to federal income tax on the fair market value of the Shares as determined on the vesting date of the Units.

7. Restriction on Transfer. None of the Units or any beneficial interest therein shall be transferred, encumbered, pledged or otherwise alienated or disposed of in any way until the Units become nonforfeitable in accordance with Section 2 of this Agreement.

8. Restrictive Legends. Stock certificates provided to the Grantee evidencing Shares received hereunder will bear such legends as the Company deems necessary or desirable under the Securities Act of 1933 and/or other rules, regulations or laws.

9. Market Stand-Off. The Executive agrees that, in connection with any public offering by the Company of its equity securities pursuant to a registration statement filed under the Securities Exchange Act of 1934, she will not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of or otherwise dispose of any Shares without the prior written consent of the Company or its underwriters, for such period of time before or after the effective date of such registration as may be requested by the Company or such underwriters, provided that all similarly situated Share recipients are subject to a similar lock-up restriction.

10. General Provisions:

(a) This Agreement, together with the Plan, represents the entire agreement between the parties with respect to the grant of the Units and may only be modified or amended in a writing signed by both parties.

(b) Any notice to be given to the Company will be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to the Grantee will be delivered personally or addressed to him or her at the address given beneath his or her signature, below, or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which will be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) will be permitted and will be considered delivery of a notice notwithstanding that it is not an original that is received.

(c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(d) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(e) The Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(f) The grant of Units hereunder will not confer upon the Grantee any right to continue in the employ of the Company or any of its subsidiaries or affiliates.

(g) The Committee may from time to time impose any conditions on the Units or the Shares underlying the Units as it deems necessary or advisable to ensure that the Plan and this Award satisfy the conditions of Rule 16b-3, and that Units are issued and the underlying Shares are resold in compliance with the Securities Act of 1933, as amended.

(h) This Agreement shall be governed by, and enforced in accordance with, the laws of the State of Tennessee without regard to the application of the principals of conflicts or choice of laws.

(i) This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

KIRKLAND’S, INC.

By:	/s/ Robert E. Alderson

Title:	Chief Executive Officer

CATHY DAVID

/s/ Cathy David

(Address)